                                                                  EXHIBIT 23.01


                                 INTERLAND, INC.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the registration statements on Form S-8 (File No's. 033-63701, 333-42727, 333-94075, 333-94745,
333-41116, 333-62876, 333-69518) of Interland, Inc. (formerly Micron
Electronics, Inc.) of our report, dated November 20, 2001, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


                                           /s/ PRICEWATERHOUSECOOPERS LLP


Seattle, Washington
November 28, 2001